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                        AIM INTERNATIONAL FUNDS, INC.

                      AIM GLOBAL AGGRESSIVE GROWTH FUND
                            AIM GLOBAL INCOME FUND
                            AIM GLOBAL GROWTH FUND

                       Supplement dated December 27, 1995
                     to the Prospectus dated March 1, 1995,
                  as revised May 2, 1995, and as supplemented
           September 20, 1995, October 26, 1995 and November 17, 1995



Effective January 2, 1996, the net asset value per share (or share price) of each AIM Fund other than AIM MONEY MARKET FUND will be determined as of the close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern
Time) on each business day of a fund. The net asset value (or share price) of AIM MONEY MARKET FUND will be determined as of 12:00 noon and the close of trading of the NYSE on each business day of the fund. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Shares of the AIM Funds are purchased, exchanged or redeemed at the net asset value next determined after receipt of an order for purchase, exchange or redemption in proper form. Accordingly, orders for purchases, exchanges and redemptions of shares of an AIM Fund other than AIM MONEY MARKET FUND received by dealers prior to 4:00 p.m. Eastern Time on any business day of an AIM Fund and either received by AIM Distributors in its Houston, Texas office prior to 5:00 p.m. Central Time on that day or transmitted by dealers to the Transfer Agent through the facilities of the NSCC by 7:00 p.m. Eastern Time on that day will be confirmed at the price determined as of the close of that day. Orders received by dealers after 4:00 p.m. Eastern Time will be confirmed at the price determined on the next business day of the AIM Fund. Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received by dealers prior to 12:00 noon, or 4:00 p.m. Eastern Time on any business day of the fund will be confirmed at the price next determined.